                                                                 Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement files No. 33-68894, 33-80480, 33-93756, 33-08507 and
333-59677.


                                          /s/  ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
  March 30, 1999